Exhibit 99.2  Unaudited Supplemental Financial Information

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                                             THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                                   CONSOLIDATED STATEMENTS OF OPERATIONS
                                          (dollar amounts in thousands, except per share amounts)
                                                               UNAUDITED


                                                    Thirteen weeks ended                          Thirty-nine weeks Ended
                                          ----------------------------------------      -------------------------------------------
                                            October 30, 2004     November 1, 2003         October 30, 2004       November 1, 2003
                                          ------------------    ------------------      -------------------    --------------------
                                             Amount  % Sales       Amount  % Sales          Amount  % Sales       Amount  % Sales
-----------------------------------------------------------------------------------------------------------------------------------
Merchandise Sales                          $ 456,814     81.7    $ 435,055     80.9     $ 1,406,411     81.8   $ 1,297,472     80.9
Service Revenue                              102,384     18.3      102,636     19.1         312,346     18.2       307,159     19.1
-----------------------------------------------------------------------------------------------------------------------------------
Total Revenues                               559,198    100.0      537,691    100.0       1,718,757    100.0     1,604,631    100.0
-----------------------------------------------------------------------------------------------------------------------------------
Costs of Merchandise Sales                   328,088     71.8      301,871     69.4         998,036     71.0       937,114     72.2
Costs of Service Revenue                      79,109     77.3       76,333     74.4         237,476     76.0       231,986     75.5
-----------------------------------------------------------------------------------------------------------------------------------
Total Costs of Revenues                      407,197     72.8      378,204     70.3       1,235,512     71.9     1,169,100     72.9
-----------------------------------------------------------------------------------------------------------------------------------
Gross Profit from Merchandise Sales          128,726     28.2      133,184     30.6         408,375     29.0       360,358     27.8
Gross Profit from Service Revenue             23,275     22.7       26,303     25.6          74,870     24.0        75,173     24.5
-----------------------------------------------------------------------------------------------------------------------------------
Total Gross Profit                           152,001     27.2      159,487     29.7         483,245     28.1       435,531     27.1
-----------------------------------------------------------------------------------------------------------------------------------
Selling, General and
 Administrative Expenses                     132,524     23.7      130,034     24.2         398,780     23.2       420,860     26.2
-----------------------------------------------------------------------------------------------------------------------------------
Operating Profit                              19,477      3.5       29,453      5.5          84,465      4.9        14,671      0.9
Non-operating Income                           1,089      0.1          786      0.1           2,151      0.2         2,687      0.2
Interest Expense                               8,056      1.4        8,959      1.6          25,154      1.5        29,263      1.8
-----------------------------------------------------------------------------------------------------------------------------------
Earnings (Loss) from Continuing Operations
 Before Income Taxes and Cumulative Effect
 of Change in Accounting Principle            12,510      2.2       21,280      4.0          61,462      3.6       (11,905)    (0.7)

Income Tax Expense (Benefit)                   4,629     37.0        7,874     37.0          22,741     37.0        (4,405)    37.0
-----------------------------------------------------------------------------------------------------------------------------------
Net Earnings (Loss) from Continuing
 Operations Before Cumulative Effect of
 Change in Accounting Principle                7,881      1.4       13,406      2.5          38,721      2.3        (7,500)    (0.5)

Discontinued Operations, Net of Tax             (236)    (0.0)       1,294      0.2          (1,619)    (0.1)      (20,914)    (1.3)

Cumulative Effect of Change in
 Accounting Principle, Net of Tax                  -      0.0            -      0.0               -      0.0        (2,484)    (0.1)
-----------------------------------------------------------------------------------------------------------------------------------
Net Earnings (Loss)                            7,645      1.4       14,700      2.7          37,102      2.2       (30,898)    (1.9)

Retained Earnings, beginning of period       597,236               571,403                  577,793                630,847
Cash Dividends                                (3,925)               (3,550)                 (11,738)               (10,528)
Effect of Stock Options                         (461)               (2,035)                  (2,662)                (8,583)
Dividend Reinvestment Plan                         -                     -                        -                   (320)
-----------------------------------------------------------------------------------------------------------------------------------
Retained Earnings, end of period           $ 600,495             $ 580,518              $   600,495            $   580,518
-----------------------------------------------------------------------------------------------------------------------------------
Basic Earnings (Loss) Per Share:
 Net Earnings (Loss) From Continuing
  Operations Before Cumulative Effect
  of Change in Accounting Principle        $    0.14             $    0.26              $      0.68            $     (0.14)

 Discontinued Operations,Net of Tax            (0.01)                 0.02                    (0.03)                 (0.40)

 Cumulative Effect of Change in
  Accounting Principle, Net of Tax                 -                     -                        -                  (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Basic Earnings (Loss) Per Share            $    0.13             $    0.28              $      0.65            $     (0.59)
-----------------------------------------------------------------------------------------------------------------------------------
Diluted Earnings (Loss) Per Share:
 Net Earnings (Loss) From Continuing
  Operations Before Cumulative Effect
  of Change in Accounting Principle        $    0.14             $    0.24              $      0.64            $     (0.14)

 Discontinued Operations, Net of Tax           (0.01)                 0.02                    (0.02)                 (0.40)

 Cumulative Effect of Change in
  Accounting Principle, Net of Tax                 -                     -                        -                  (0.05)
-----------------------------------------------------------------------------------------------------------------------------------
Diluted Earnings (Loss) per Share          $    0.13             $    0.26              $      0.62            $     (0.59)
-----------------------------------------------------------------------------------------------------------------------------------
Cash Dividends per Share                   $  0.0675             $  0.0675              $    0.2025            $    0.2025
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                             THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                         CONSOLIDATED BALANCE SHEETS
                            (dollar amounts in thousands, except per share amounts)
                                                 UNAUDITED

                                                                    Oct.30, 2004       Jan. 31, 2004*       Nov. 1, 2003
-------------------------------------------------------------------------------------------------------------------------

ASSETS
 Current Assets:
   Cash and cash equivalents                                          $   35,185          $   60,984         $   33,837
   Accounts receivable, net                                               40,827              30,562             28,734
   Merchandise inventories                                               611,645             553,562            532,876
   Prepaid expenses                                                       25,049              39,480             21,474
   Deferred income taxes                                                       -              20,826             31,659
   Other                                                                 116,342              81,096             48,985
   Assets held for disposal                                                2,185              16,929             26,949
------------------------------------------------------------------------------------------------------------------------
      Total Current Assets                                               831,233             803,439            724,514
------------------------------------------------------------------------------------------------------------------------
 Property and Equipment-at cost:
   Land                                                                  263,201             263,907            264,121
   Buildings and improvements                                            909,752             899,114            896,337
   Furniture, fixtures and equipment                                     606,183             586,607            593,199
   Construction in progress                                               31,101              12,800             24,858
------------------------------------------------------------------------------------------------------------------------
                                                                       1,810,237           1,762,428          1,778,515
   Less accumulated depreciation and amortization                        823,017             776,242            772,123
------------------------------------------------------------------------------------------------------------------------
      Property and Equipment - Net                                       987,220             986,186          1,006,392
------------------------------------------------------------------------------------------------------------------------
 Other                                                                    51,769              51,398             52,310
------------------------------------------------------------------------------------------------------------------------
 Total Assets                                                         $1,870,222          $1,841,023         $1,783,216
------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
 Current Liabilities:
   Accounts payable                                                   $  307,921          $  342,584         $  298,438
   Accrued expenses                                                      246,707             267,565            254,910
   Current deferred taxes                                                 20,164                   -                  -
   Current maturities of long-term debt and obligations
     under capital leases                                                147,171             117,063             72,185
------------------------------------------------------------------------------------------------------------------------
      Total Current Liabilities                                          721,963             727,212            625,533
------------------------------------------------------------------------------------------------------------------------
 Long-term debt and obligations under capital leases,
   less current maturities                                               180,253             258,016            311,906
 Convertible long-term debt, less current maturities                     150,000             150,000            150,000
 Other long-term liabilities                                              28,321              28,802             28,902
 Deferred income taxes                                                    68,488              57,492             43,801
 Deferred gain on sale leaseback                                              53               3,907              4,300
 Commitments and Contingencies
 Stockholders' Equity:
   Common Stock, par value $1 per share:
     Authorized 500,000,000 shares; Issued 68,557,041,
       63,910,577 and 63,910,577 shares                                   68,557              63,911             63,911
   Additional paid-in capital                                            284,660             177,317            177,244
   Retained earnings                                                     600,495             577,793            580,518
   Common stock subscriptions receivable                                     (82)                  -                  -
   Accumulated other comprehensive (loss) income                            (284)                (15)             2,139
------------------------------------------------------------------------------------------------------------------------
                                                                         953,346             819,006            823,812

 Less cost of shares in treasury - 11,319,985 shares,
   8,928,159 shares and 9,028,897 shares                                 172,938             144,148            145,774
 Less cost of shares in benefits trust - 2,195,270 shares                 59,264              59,264             59,264
------------------------------------------------------------------------------------------------------------------------
      Total Stockholders' Equity                                         721,144             615,594            618,774
------------------------------------------------------------------------------------------------------------------------
 Total Liabilities and Stockholders' Equity                           $1,870,222          $1,841,023         $1,783,216
------------------------------------------------------------------------------------------------------------------------
* Taken from the audited financial statements at January 31, 2004.

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                                         THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                               CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                   (dollar amounts in thousands)
                                                             UNAUDITED



Thirty-nine Weeks Ended                                                         Oct.30, 2004         Nov.1, 2003
----------------------------------------------------------------------------------------------------------------
Cash Flows from Operating Activities:
     Net earnings (loss)                                                        $   37,102           $  (30,898)
     Net loss from discontinued operations                                          (1,619)             (20,914)
----------------------------------------------------------------------------------------------------------------
     Net earnings (loss) from continuing operations                             $   38,721           $   (9,984)
     Adjustments to Reconcile Net Earnings (Loss) from Continuing
       Operations to Net Cash Provided by Continuing Operations:
        Cumulative effect of change in accounting principle, net of tax                  -                2,484
        Depreciation and amortization                                               50,366               52,558
        Accretion of asset disposal obligation                                         105                  140
        Stock compensation expense                                                     996                    -
        Deferred income taxes                                                       52,572              (36,144)
        Deferred gain on sale lease back                                              (125)                 (32)
        Loss on asset impairment                                                         -                2,121
        Loss from sales of assets                                                      384                  633
     Changes in Operating Assets and Liabilities:
        (Increase) decrease in accounts receivable,
           prepaid expenses and other                                              (29,143)              17,485
         Increase in merchandise inventories                                       (58,083)             (43,994)
        (Decrease) increase in accounts payable                                    (27,447)              98,385
        (Decrease) increase in accrued expenses                                    (21,347)              28,965
        (Decrease) increase in other long-term liabilities                            (481)               3,746
----------------------------------------------------------------------------------------------------------------
     Net cash provided by continuing operations                                      6,518              116,363
     Net cash used in discontinued operations                                       (2,242)                  (1)
----------------------------------------------------------------------------------------------------------------
Net Cash Provided by Operating Activities                                            4,276              116,362
----------------------------------------------------------------------------------------------------------------

Cash Flows from Investing Activities:
     Capital expenditures                                                          (52,631)             (32,679)
     Proceeds from sales of assets                                                   1,472                3,362
     Proceeds from sales of assets held for disposal                                11,859                    -
----------------------------------------------------------------------------------------------------------------
Net Cash Used in Investing Activities                                              (39,300)             (29,317)
----------------------------------------------------------------------------------------------------------------
Cash Flows from Financing Activities:
     Net borrowings under line of credit agreements                                 35,669                  140
     Payments on short-term borrowings                                              (7,216)                   -
     Reduction of long-term debt                                                   (84,431)             (92,930)
     Other                                                                            (306)                (578)
     Dividends paid                                                                (11,738)             (10,528)
     Repurchase of common stock                                                    (38,900)                   -
     Proceeds from issuance of common stock                                        108,854                    -
     Proceeds from exercise of stock options                                         6,384                7,011
     Proceeds from dividend reinvestment plan                                          909                  907
----------------------------------------------------------------------------------------------------------------
Net Cash Provided by (Used in) Financing Activities                                  9,225              (95,978)
----------------------------------------------------------------------------------------------------------------
Net Decrease in Cash                                                               (25,799)              (8,933)
----------------------------------------------------------------------------------------------------------------
Cash and Cash Equivalents at Beginning of Period                                    60,984               42,770
----------------------------------------------------------------------------------------------------------------
Cash and Cash Equivalents at End of Period                                       $  35,185            $  33,837
----------------------------------------------------------------------------------------------------------------

Non-cash financing activities:
     Equipment Capital Leases                                                    $   1,413            $       -
----------------------------------------------------------------------------------------------------------------

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                                  THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                 COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE
                                         (in thousands, except per share data)
                                                       UNAUDITED


                                                                Thirteen weeks ended                  Thirty-nine weeks ended
                                                        -----------------------------------    ----------------------------------
                                                         Oct. 30, 2004       Nov. 1, 2003      Oct. 30, 2004        Nov. 1, 2003
                                                        --------------      ---------------    --------------      --------------
(a)  Net earnings (loss) from continuing operations
     before cumulative effect of change in
     accounting principle                                  $  7,881           $  13,406        $    38,721           $   (7,500)

     Adjustment for interest on convertible senior
       notes, net of income tax effect                            -               1,001              3,004                    -
---------------------------------------------------------------------------------------------------------------------------------
(b)  Adjusted net earnings (loss) from continuing
       operations before cumulative effect
       of change in accounting principle                   $  7,881           $  14,407        $    41,725           $   (7,500)
---------------------------------------------------------------------------------------------------------------------------------

(c)  Average number of common shares outstanding
       during period                                         57,574              52,537             56,798               52,002

     Common shares assumed issued upon conversion of
       convertible senior notes                                                   6,697              6,697                    -
                                                                  -
     Common shares assumed issued upon exercise
       of dilutive stock options, net of assumed
       repurchase, at the average market price                  752               1,176              1,482                    -
---------------------------------------------------------------------------------------------------------------------------------
(d)  Average number of common shares assumed
       outstanding during period                             58,326              60,410             64,977               52,002
---------------------------------------------------------------------------------------------------------------------------------
Basic Earnings (Loss) per Share:

     Net Earnings (Loss) From Continuing Operations
       Before Cumulative Effect of Change in
       Accounting Principle (a/c)                          $   0.14           $    0.26        $      0.68           $    (0.14)

     Discontinued Operations, Net of Tax                      (0.01)               0.02              (0.03)               (0.40)

     Cumulative Effect of Change in
       Accounting Principle, Net of Tax                           -                   -                  -                (0.05)
---------------------------------------------------------------------------------------------------------------------------------
Basic Earnings (Loss) Per Share                            $   0.13           $    0.28        $      0.65           $    (0.59)
---------------------------------------------------------------------------------------------------------------------------------
Diluted Earnings (Loss) Per Share:

     Net Earnings (Loss) from Continuing Operations
       Before Cumulative Effect of Change in
       Accounting Principle (b/d)                          $   0.14           $    0.24        $     0.64            $    (0.14)

     Discontinued Operations, Net of Tax                      (0.01)               0.02             (0.02)                (0.40)

     Cumulative Effect of Change in
       Accounting Principle, Net of Tax                           -                   -                  -                (0.05)
---------------------------------------------------------------------------------------------------------------------------------
Diluted Earnings (Loss) Per Share                          $   0.13           $    0.26       $      0.62            $    (0.59)
---------------------------------------------------------------------------------------------------------------------------------

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                                 THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                                ADDITIONAL INFORMATION
                                            (dollar amounts in thousands)
                                                      UNAUDITED




                                                          Thirteen weeks ended                      Thirty-nine weeks ended
                                                  --------------------------------------     --------------------------------------
                                                    Oct. 30, 2004        Nov. 1, 2003           Oct. 30, 2004       Nov. 1, 2003
                                                  -----------------    -----------------     -----------------    -----------------
 Capital expenditures                               $      23,801         $     11,259         $      52,631        $      32,679

 Depreciation and amortization                      $      16,654         $     17,287         $      50,366        $      52,558

 Non-operating income:
     Net rental revenue                             $       1,007         $        627         $       1,855        $       2,177
     Investment income                                        127                  122                   475                  385
     Other (expense) income                                   (45)                  37                  (179)                 125
                                                   ----------------     ----------------      ----------------    -----------------
                  Total                             $       1,089         $        786         $       2,151        $       2,687
                                                   ================     ================      ================    =================

 Comparable store sales percentages:
     Merchandise                                              5.1 %                2.4 %                 8.5 %               -2.2 %
     Service                                                 -0.2                  1.2                   1.8                  0.2
     Total                                                    4.1                  2.2                   7.2                 -1.7


Total square feet of retail space (including service centers)                                     12,206,785           12,206,785

Total Store Count                                                                                        595                  595


Sales and Gross Profit by Line of Business (A):

     Retail Sales                                   $     323,903         $    293,938         $   1,020,564        $     888,245
     Service Center Revenue                               235,295              243,753               698,193              716,386
                                                    --------------        -------------        --------------      ---------------
          Total Revenues                            $     559,198         $    537,691         $   1,718,757        $   1,604,631
                                                    ==============        =============        ==============      ===============

     Gross Profit from Retail Sales                 $      86,796         $     82,158         $     286,258        $     223,924
     Gross Profit from Service Center Revenue              65,205               77,329               196,987              211,607
                                                    --------------        -------------        --------------      ---------------
          Total Gross Profit                        $     152,001         $    159,487         $     483,245        $     435,531
                                                    ==============        =============        ==============      ===============


Comparable Sales Percentages (A):

Retail Sales                                                 10.3 %                2.5 %                15.0 %               -2.0 %
Service Center Revenue                                       -3.4                  1.7                  -2.5                 -1.4
Total Revenues                                                4.1                  2.2                   7.2                 -1.7

Gross Profit Percentage by Line of Business (A):

Gross Profit Percentage from Retail Sales                    26.8 %               28.0 %                28.0 %               25.2 %
Gross Profit Percentage from Service Center Revenue          27.7 %               31.7 %                28.2 %               29.5 %
                                                        ----------           ----------           -----------          -----------
Total Gross Profit Percentage                                27.2 %               29.7 %                28.1 %               27.1 %
                                                        ==========           ==========           ===========          ===========


(A) Retail Sales include DIY and Commercial sales.  Service Center Revenue includes revenue from labor and installed parts and tires.

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